HMN FINANCIAL, INC.

2018 Annual Meeting Presentation

April 24, 2018

Symbol: HMNF

www.hmnf.com

Safe Harbor Statement

This presentation may contain forward-looking statements within the meaning of the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties. The Company’s actual results could differ materially from those projected in any of these forward-looking statements. Additional information concerning important factors that could cause results to differ materially from those in such forward-looking statements is contained in the Company’s reports on file with the Securities and Exchange Commission, including the Annual Report to stockholders for the fiscal year ended December 31, 2017. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no duty to update any forward-looking statements after the date of this presentation.

HMN FINANCIAL, INC.

Enhancing the financial well-being of our clients and community one relationship at a time.

Core Values

We believe the value of our Company, our reputation, and our long term success is the outcome of –

- doing what is right for our clients
- our civic involvement and community investment
- and providing our employees with an environment that promotes personal and professional growth.

HMN FINANCIAL, INC.

Selected Financial Information

Net Income Available to Common Shareholders
(in millions)

Income trends impacted by various non-reoccurring factors



$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Total $5.7
Total $2.8
Total $6.4
Total $4.4
2014
2015
2016
2017

HMN FINANCIAL, INC.

Yield Enhancements on Purchased and Non-Accruing Loans

(in millions)

Yield enhancements decreased significantly in 2017 due to shrinking universe of available enhancements



$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$1.1
$0.4
$2.2
$0.1
2014
2015
2016
2017

HMN FINANCIAL, INC.

Deferred Tax Asset (DTA) Adjustment

(in millions)


Tax law changes in 2017 resulted in write down of DTA
$0.0
($0.2)
($0.4)
($0.6)
($0.8)
($1.0)
($1.2)
$0.0
$0.0
$0.0
($1.1)
2014
2015
2016
2017

Provision for Loan Losses

(in millions)

Credit quality continues to improve resulting in credit loan loss provisions


$0.0
($1.0)
($2.0)
($3.0)
($4.0)
($5.0)
($6.0)
($7.0)
($8.0)
($7.0)
($0.2)
($0.6)
($0.5)
2014
2015
2016
2017

HMN FINANCIAL, INC.

Gain (Loss) on REO Sales
(in millions)

Fewer sales due to diminished REO properties held



$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
($0.2)
($0.4)
$1.2
($0.2)
$0.6
$0.1
2014
2015
2016
2017

Net Income Available to Common Stockholders

(in millions)(after taxes)

Core net income continues to trend higher*



Total $5.7
$0.7
$4.9
$1.8
($1.7)
Total $2.8
$0.2
$2.7
($0.1)
Total $6.4
$1.3
$0.8
$4.3
Total $4.4
$0.4
$5.1
($1.1)
$0.0
2014
2015
2016
2017
Preferred Stock Dividends and Discounts
Deferred Tax Asset Adjustment for Change in Tax Rate
Yield Adjustments Non-Accruing Loans
Real Estate Owned Gain (Loss) and Credit Loan Loss Provision
Core Net Income*

* See the appendix for a reconciliation of this Non-GAAP measure.

HMN FINANCIAL, INC.

Net Interest Income After Preferred Stock Dividends (in millions)



$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
-$5.0
$17.7
$19.8
$25.8
$25.9
$1.1
$0.4
$2.2
$0.1
$18.3
$19.5
$23.6
$25.8
-$1.7
-$0.1
Adjusted Net Interest Income Trend
2014
2015
2016
2017
Adjusted Net Interest Income
Yield Enhancements on Non-Accrual Loans
Preferred Stock Dividends Paid

HMN FINANCIAL, INC.

Average Asset Composition ($ in millions)



Minnesota Peer Group Average Yield. 4.28%**
$800
$700
$600
$500
$400
$300
$200
$100
$0
$612
$203
33%
$177
$61
$81
$54
$36
$373
61%
$592
$163
28%
$196
$57
$87
$32
$397
67%
5%
$658
$110
17%
$256
$72
$118
$71
$31
$517
78%
5%
$698
$95
14%
$292
$81
$129
$73
$28
$575
82%
4%
Loan Portfolio % Trend
2014
2015
2016
2017
Other
Consumer
Residential Real Estate
Commercial Business
Commercial Real Estate & Multi Family
Cash & Investments

** Peer group is all FDIC insured Minnesota financial institutions with assets between $500 million and $1 billion as of December 31, 2017. Information obtained from the comparative analysis reporting (CAR) tool on the Office of the Comptroller of the Currency's website (BankNet).

Average Asset Yield ($ in millions)



Minnesota Peer Group Average Yield. 4.28%**
$800
$700
$600
$500
$400
$300
$200
$100
$0
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
$612
$592
$658
$698
3.59%
3.83%
4.36%
4.13%
$203
33%
$163
28%
$110
17%
$95
14%
$177
$196
$256
$292
$373
61%
$397
67%
$517
78%
$575
82%
$61
$57
$72
$81
$81
$87
$54
$71
$73
$36
$32
5%
$31
5%
$28
4%
Loan Portfolio % Trend
2014
2015
2016
2017
Other
Consumer
Residential Real Estate
Commercial Business
Commercial Real Estate & Multi Family
Cash & Investments
Yield

** Peer group is all FDIC insured Minnesota financial institutions with assets between $500 million and $1 billion as of December 31, 2017. Information obtained from the comparative analysis reporting (CAR) tool on the Office of the Comptroller of the Currency's website (BankNet).

Average Funding Composition
($ in millions)



Minnesota Peer Group Average Cost of Funds 0.47%**
$700
$600
$500
$400
$300
$200
$100
$0
$517
$1
$110
$192
$214
$111
21%
$406
79%
$515
$9
$97
$171
$238
$106
21%
$409
79%
$577
$9
$101
$187
$280
$110
19%
$467
81%
$613
$7
$106
$207
$293
$109
18%
$484
82%
Transaction Account % Trend
2014
2015
2016
2017
Retail Transaction Accounts
Commercial Transaction Accounts
Certificates
Wholesale Fundings (Broker/Advances/Loans)

** Peer group is all FDIC insured Minnesota financial institutions with assets between $500 million and $1 billion as of December 31, 2017. Information obtained from the comparative analysis reporting (CAR) tool on the Office of the Comptroller of the Currency's website (BankNet).

Average Cost of Funds
($ in millions)



Minnesota Peer Group Average Cost of Funds 0.47%**
$700
$600
$500
$400
$300
$200
$100
$0
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
COST OF FUNDS
$517
0.23%
$1
$110
$192
$214
$111
21%
$406
79%
$515
0.29%
$9
$97
$171
$238
$106
21%
$409
79%
$577
0.28%
$9
$101
$187
$280
$110
19%
$467
81%
$613
0.29%
$7
$106
$207
$293
$109
18%
$484
82%
Transaction Account % Trend
2014
2015
2016
2017
Retail Transaction Accounts
Commercial Transaction Accounts
Certificates
Wholesale Fundings (Broker/Advances/Loans)
Cost of Funds

** Peer group is all FDIC insured Minnesota financial institutions with assets between $500 million and $1 billion as of December 31, 2017. Information obtained from the comparative analysis reporting (CAR) tool on the Office of the Comptroller of the Currency's website (BankNet).

Non-Performing Assets (NPAs) (in millions)

NPAs continue to trend lower



Minnesota Peer Group Average Non-Performing Assets 0.80%**
$15.0
$10.0
$5.0
$0.0
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Total $14.0
$3.1
2.43%
$2.0
$8.9
Total $6.2
$2.0
0.97%
$2.5
$1.7
Total $3.9
$0.6
0.57%
$1.6
$1.7
Total $3.8
$0.6
0.52%
$1.5
$1.7
2014
2015
2016
2017
Commercial RE
Other Loans
Real Estate Owned
NPAs as a Percentage of Assets

** Peer group is all FDIC insured Minnesota financial institutions with assets between $500 million and $1 billion as of December 31, 2017. Information obtained from the comparative analysis reporting (CAR) tool on the Office of the Comptroller of the Currency's website (BankNet).

HMN Financial, Inc. – Stock Performance

The following graph and table compare the total cumulative stockholders' return on the Company's common stock to the Nasdaq U.S. Stock Index ("Nasdaq Composite Index"), which includes all Nasdaq traded stocks of U.S. companies, and the SNL Bank Nasdaq Index. The graph and table assume that $100 was invested on December 31, 2012 and that all dividends were reinvested.



Total Return Performance
$600
$500
$400
$300
$200
$100
$0
HMN Financial, Inc.
Nasdaq Composite Index
SNL Bank Nasdaq Index
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16
12/31/17

	Period Ending					
Index	12/31/12	12/31/13	12/31/14	12/31/15	12/31/16	12/31/17
HMN Financial, Inc.	$100.00	304.50	357.21	332.73	504.13	550.23
Nasdaq Composite Index	$100.00	140.12	160.78	171.97	187.22	242.71
SNL Bank Nasdaq Index	$100.00	143.73	148.86	160.70	222.81	234.58

HMN
FINANCIAL, INC.

APPENDIX

Non-GAAP Reconciliations

Core Net Income - Non-GAAP Reconciliation

Core net income is a non-GAAP measure representing net income after excluding the impact on net income of the effects of yield enhancements on non-accruing loans, gains and losses on real estate owned, credit loan loss provisions, and changes in deferred taxes as a result of income tax rate changes. We believe that core net income allows investors and analysts to better understand the Company's operations by removing the volatility that is associated with certain non-recurring and other discrete items that occur infrequently. The information below reconciles the net income available to common stockholders to core net income.

(dollars in thousands)		Dec 31, 2014	Dec 31, 2015	Dec 31, 2016	Dec 31, 2017	
Net income available to common shareholders	$	5,669	2,848	6,350	4,404	
Preferred stock dividends and discount		1,710	108	0	0	
Net income		7,379	2,956	6,350	4,404	
Yield enhancements on purchased and non-accruing loans		(679)	(229)	(1,310)	(44)	*
(Gains) losses on real estate owned		(716)	131	(358)	(43)	*
Credit loan loss provisions		(4,199)	(98)	(387)	(314)	*
Deferred tax asset adjustment relating to tax rate change		0	0	0	1,062	
Core net income	$	1,785	2,760	4,295	5,065	

* Net of taxes

HMN FINANCIAL, INC.